UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 05908

John Hancock Premium Dividend Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2016

ITEM 1. SHAREHOLDERS REPORT.

John Hancock

Premium Dividend Fund

Ticker: PDT
Semiannual report 4/30/16

Managed distribution plan

The fund has adopted a managed distribution plan (Plan). Under the Plan, the fund makes monthly distributions of an amount equal to $0.09 per share, which will be paid monthly until further notice. On June 23, 2016, the Board of Trustees of the fund voted to increase the monthly distribution to an amount equal to $0.0975 per share. The increase to the distribution amount will be effective with the July monthly distribution that is scheduled to be paid on July 29, 2016. The fund may make additional distributions (i) for purposes of not incurring federal income tax on investment company taxable income and net capital gain, if any, not included in such regular distributions and (ii) for purposes of not incurring federal excise tax on ordinary income and capital gain net income, if any, not included in such regular monthly distributions.

The Plan provides that the Board of Trustees of the fund may amend the terms of the Plan or terminate the Plan at any time without prior notice to the fund's shareholders. The Plan will be subject to periodic review by the fund's Board of Trustees.

You should not draw any conclusions about the fund's investment performance from the amount of the fund's distributions or from the terms of the Plan. The fund's total return at NAV is presented in the Financial highlights.

With each distribution that does not consist solely of net investment income, the fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund's investment performance and should not be confused with "yield" or "income."

A message to shareholders

Dear shareholder,

The past six months proved to be a challenging time for U.S. equity investors. Many market indexes tumbled in the winter months amid concerns about slowing global growth, particularly in China. The volatility extended to commodity markets, as oil prices hit multi-year lows in February before rebounding toward the end of the period. The investment landscape improved late in the period as stocks and other so-called risk assets regained positive momentum and most U.S. indexes finished the period with modest gains.

Volatile market environments are naturally unsettling. But despite the recent turbulence, we believe the economic picture in the United States offers reasons for optimism. Unemployment and inflation both remain low, while the housing market and consumer demand have both shown signs of resilience. Nonetheless, the volatility that characterized the markets at the start of the year could be with us for some time.

At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager, and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and to ensure that we have adequate liquidity tools in place. As always, your best resource in times like these is your financial advisor, who can help make sure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of April 30, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Premium Dividend Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	Fund's investments
13	Financial statements
17	Financial highlights
18	Notes to financial statements
26	Additional information
27	Shareholder meeting
28	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide high current income, consistent with modest growth of capital.

AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/16 (%)

The index shown is a blended index that is 70% Bank of America Merrill Lynch Preferred Stock DRD Eligible Index and 30% S&P 500 Utilities Index.

The Bank of America Merrill Lynch Preferred Stock DRD Eligible Index consists of investment-grade fixed-rate U.S. dollar-denominated preferred securities and fixed-to-floating-rate securities. The index includes securities having a minimum remaining term of at least one year, Dividend Received Deduction (DRD) eligible preferred stock and senior debt.

The S&P 500 Utilities Index is a capitalization-weighted index that consists of companies in the S&P 500 Index that are primarily involved in water, electrical power, and natural gas distribution industries.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The fund's most recent performance and current annualized distribution rate can be found at jhinvestments.com.

If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

The performance data contained within this material represents past performance, which does not guarantee future results.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Dividend-paying securities generated solid gains

Falling interest rates outside of the United States, fears of a recession, and heightened stock market volatility stoked demand for utilities, energy-related common stocks, and preferred securities.

Energy-related holdings performed well

Pipeline company holdings benefited from a rebound in oil prices, as well as investors' growing demand for energy companies whose revenues are driven by fees rather than commodity prices.

Foreign banks detracted

Negative interest rates in Europe and Japan eroded bank earnings.

PORTFOLIO COMPOSITION AS OF 4/30/16 (%)

A note about risks

As is the case with all closed-end funds, shares of this fund may trade at a discount or a premium to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial return of capital. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value, if at all—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. The fund's use of leverage creates additional risks, including greater volatility of the fund's NAV, market price, and returns. There is no assurance that the fund's leverage strategy will be successful. The fund will normally invest at least 25% of its managed assets in securities of companies in the utilities industry. Such an investment focus makes the fund more susceptible to factors adversely affecting the utilities industry than a more broadly diversified fund. Sector investing is subject to greater risks than the market as a whole. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       3

Discussion of fund performance

An interview with Portfolio Manager Gregory K. Phelps, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Gregory K. Phelps
Portfolio Manager
John Hancock Asset Management

What was the market environment like for dividend-paying securities during the six months ended April 30, 2016?

Dividend-paying securities—which are traditionally viewed as a more attractive investment during times of economic uncertainty, heightened market volatility, and low interest rates—generated solid gains. At the beginning of the period, many dividend-paying stocks were under pressure in response to expectations that U.S. interest rates were poised to rise. Instead, long-term interest rates fell in early 2016, making income-producing investments relatively more attractive to many investors. As compensation for their higher risk, dividend-paying securities tend to pay more than comparable bonds. Fears of recession, which were felt most acutely in February, further stoked demand for dividend-paying securities, offering haven to investors seeking refuge from significant declines in broader stock market averages.

While utility securities benefited the most from those trends, other segments of the dividend-paying universe were further bolstered by factors unique to their respective sectors. Energy common stocks, for example, enjoyed a partial, yet impressive, rebound from their extremely poor performance in 2015. Oil prices moved higher, leading bargain-seeking investors looking to the energy sector with expectations that revenue and earnings could rebound as well if the current oil glut dwindled as production halts started to weigh on supply. Preferred securities were helped by muted new issuance, as most issuers refrained from bringing new preferred securities to the marketplace. With common stock dividend cuts continuing to accelerate during the past six months, there was growing demand for preferred dividend payouts, which have precedence over common stock dividends. While financial stocks were generally down for the period, many financial preferreds, led by U.S. banks, also fared comparatively well, as they restructured and strengthened their capital structures since the 2007/2008 financial crisis.

What's your view on dividend-paying securities?

Given their strong gains during the prior six months, dividend-paying securities ended the period less attractively valued than they were at the beginning of the period; their upside may be limited over the short term. That said, we believe dividend-paying securities can hold on to their recent

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       4

"Dividend-paying securities—which are traditionally viewed as a more attractive investment during times of economic uncertainty, heightened market volatility, and low interest rates—generated solid gains."
gains for the balance of 2016. The U.S. Federal Reserve (Fed) has lowered its forward rate hike guidance to indicate a more gradual pace than the central bank had suggested at the end of 2015. Given the Fed's more dovish tone, our view is that rate hikes in 2016 will be few and far between, totaling one or two 0.25% increases and most likely occurring in the second half of the year. In our view, dividend-paying securities should be able to weather a couple of small and gradual increases in the federal funds rate. Furthermore, low long-term U.S. Treasury yields make the comparatively high yields offered by dividend-paying securities more attractive to income-seeking investors. Muted supply should also be supportive. We don't foresee any meaningful uptick in the supply of dividend-paying preferred or common stocks on the horizon.

What holdings contributed to performance?

Some of the portfolio's energy-related investments were among its best performers for the six-month period. Pipeline companies, such as the common stock of Spectra Energy Corp. and Columbia Pipeline Group, Inc., performed quite well. Investors began to recognize that pipeline company revenues were fee based rather than commodity price dependent. Spectra's decision to raise its dividend in February was a plus for that holding. Columbia Pipeline rallied further on the mid-March announcement of its planned merger with TransCanada Corporation. Also in the energy sector, Chevron Corp. and ONEOK, Inc. generated positive returns.

SECTOR COMPOSITION AS OF 4/30/16 (%)

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       5

"In our view, dividend-paying securities should be able to weather a couple of small and gradual increases in the federal funds rate."

Among holdings in the utilities sector, Black Hills Corp. was one of the portfolio's standouts. The company completed the acquisition of a natural gas utility expected to enhance regulated earnings and lower its risk profile. Other positive performers in this sector included Alliant Energy Corp., Talen Energy Corp., and Questar Corp.

What hurt the fund's performance?

Detracting from the fund's results was the preferred stock of Deutsche Bank Contingent Capital Trust. Interest rates in some European countries went negative during the period, eroding bank earnings on the Continent; concerns about nonperforming loans also weighed on the stock. Another disappointment was the preferred stock of DTE Energy Company, whose price languished as it moved closer to its potential December 2016 call date. Given that the company can call these securities at par at year end, their upside potential was limited. Conoco Phillips and Kinder Morgan Inc. also generated negative returns. Our use of derivative such as futures, options, and swaps also had a negative impact on performance.

Were there any significant changes to the portfolio?

At about midpoint in the period, we sold some of the fund's lower-yielding utility holdings at prices we viewed as attractive given the very strong demand for such stocks at the time. In many cases, we used the proceeds from those sales to purchase more of the higher-yielding pipeline companies the fund already held, including Spectra. We felt that these securities were very attractively valued, especially given our view that oil prices had bottomed at that time and were set to move higher. We

TOP 10 ISSUERS AS OF 4/30/16 (%)

Bank of America Corp.	4.4
PPL Corp.	4.1
JPMorgan Chase & Co.	3.6
Morgan Stanley	3.3
SCE Trust	3.2
Interstate Power & Light Company	3.1
Wells Fargo & Company	2.9
Baltimore Gas & Electric Company	2.9
Entergy, Inc.	2.9
DTE Energy Company	2.9
TOTAL	33.3
As a percentage of total investments.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       6

were further encouraged by the fact that pipeline companies were reporting that their revenues hadn't been negatively affected by low oil prices, and that some of these companies actually raised their dividends. We also increased the fund's preferred shares in Kinder Morgan.

MANAGED BY

Gregory K. Phelps On the fund since 1995 Investing since 1981
Joseph H. Bozoyan, CFA On the fund since 2015 Investing since 1993

The views expressed in this report are exclusively those of Gregory K. Phelps, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       7

Fund's investments

As of 4-30-16 (unaudited)
	Shares	Value
Preferred securities 100.7% (67.7% of Total investments)		$783,142,989
(Cost $730,405,065)
Consumer staples 2.5%		19,418,660
Food and staples retailing 2.5%
Ocean Spray Cranberries, Inc., Series A, 6.250% (S)	224,250	19,418,660
Energy 3.0%		23,565,983
Oil, gas and consumable fuels 3.0%
Kinder Morgan, Inc., 9.750%	533,650	23,565,983
Financials 57.3%		445,524,416
Banks 31.2%
Bank of America Corp., 6.375% (Z)	980,000	25,274,200
Bank of America Corp., 6.625% (Z)	360,000	9,586,800
Bank of America Corp., Depositary Shares, Series D, 6.204% (Z)	630,000	16,216,200
Barclays Bank PLC, Series 3, 7.100%	192,500	4,989,600
Barclays Bank PLC, Series 5, 8.125%	360,000	9,496,800
BB&T Corp., 5.625% (Z)	770,000	19,804,400
BB&T Corp. (Callable 11-1-17), 5.200% (Z)	205,000	5,186,500
BB&T Corp. (Callable 6-1-18), 5.200% (Z)	110,000	2,777,500
Citigroup, Inc. (6.875% to 11-15-23, then 3 month LIBOR + 4.130%) (Z)	137,223	3,785,983
Citigroup, Inc. (7.125% to 9-30-23, then 3 month LIBOR + 4.040%) (Z)	195,650	5,470,374
Citigroup, Inc., Depositary Shares, Series AA, 8.125% (Z)	338,830	9,734,586
JPMorgan Chase & Co., 5.450% (Z)	490,000	12,485,200
JPMorgan Chase & Co., 5.500% (Z)	200,000	5,058,000
JPMorgan Chase & Co., 6.100% (Z)	650,000	16,984,500
JPMorgan Chase & Co., 6.300% (Z)	245,000	6,455,750
JPMorgan Chase & Co., 6.700% (Z)	35,000	967,050
Santander Holdings USA, Inc., Series C, 7.300%	500,000	12,875,000
The PNC Financial Services Group, Inc., 5.375% (Z)	180,000	4,642,200
The PNC Financial Services Group, Inc. (6.125% to 5-1-22, then 3 month LIBOR + 4.067%) (Z)	311,600	9,008,356
U.S. Bancorp, 5.150% (Z)	500,000	13,125,000
U.S. Bancorp (6.000% to 4-15-17, then 3 month LIBOR + 4.861%) (Z)	160,000	4,225,600
U.S. Bancorp (6.500% to 1-15-22, then 3 month LIBOR + 4.468%) (Z)	351,000	10,375,560
Wells Fargo & Company, 6.000% (Z)	205,000	5,459,150
Wells Fargo & Company, 8.000% (Z)	1,017,000	28,648,890
Capital markets 17.1%
Deutsche Bank Contingent Capital Trust II, 6.550% (Z)	287,000	7,146,300
Deutsche Bank Contingent Capital Trust III, 7.600%	662,000	17,159,040
Morgan Stanley, 6.625% (Z)	842,557	22,782,741

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       8

	Shares	Value
Financials (continued)
Capital markets (continued)
Morgan Stanley (6.375% to 10-15-24, then 3 month LIBOR + 3.708%) (Z)	249,227	$6,609,500
Morgan Stanley (7.125% to 10-15-23, then 3 month LIBOR + 4.320%) (Z)	300,000	8,625,000
State Street Corp., 5.250% (Z)	1,015,000	26,613,300
State Street Corp., 6.000% (Z)	80,000	2,161,600
State Street Corp. (5.900% to 3-15-24, then 3 month LIBOR + 3.108%) (Z)	25,000	679,250
The Bank of New York Mellon Corp., 5.200% (Z)	442,000	11,337,300
The Goldman Sachs Group, Inc., 5.950% (Z)	920,000	23,607,200
The Goldman Sachs Group, Inc., Series B, 6.200%	250,000	6,370,000
Consumer finance 5.5%
Capital One Financial Corp., 6.000% (Z)	100,000	2,590,000
Capital One Financial Corp., 6.250% (Z)	81,196	2,150,070
Capital One Financial Corp., 6.700% (Z)	105,000	2,881,200
Capital One Financial Corp., 6.200% (Z)	80,000	2,112,800
HSBC Finance Corp., Depositary Shares, Series B, 6.360%	454,000	11,776,760
SLM Corp., Series A, 6.970%	445,500	21,049,875
Insurance 1.6%
Aegon NV, 6.500%	75,000	1,961,250
Prudential Financial, Inc., 5.750% (Z)	50,000	1,319,500
Prudential PLC, 6.750% (Z)	175,000	4,620,000
W.R. Berkley Corp., 5.625%	190,377	4,843,191
Real estate investment trusts 1.9%
Senior Housing Properties Trust, 5.625%	510,000	12,877,500
Ventas Realty LP, 5.450%	63,000	1,617,840
Industrials 0.5%		3,551,850
Machinery 0.5%
Stanley Black & Decker, Inc., 5.750%	135,000	3,551,850
Telecommunication services 6.3%		49,259,085
Diversified telecommunication services 3.9%
Qwest Corp., 6.125%	107,500	2,632,675
Qwest Corp., 7.375%	1,021,000	26,096,760
Verizon Communications, Inc., 5.900% (Z)	60,000	1,646,250
Wireless telecommunication services 2.4%
Telephone & Data Systems, Inc., 5.875%	100,000	2,499,000
Telephone & Data Systems, Inc., 6.625%	285,000	7,335,900
Telephone & Data Systems, Inc., 6.875%	170,000	4,338,400
United States Cellular Corp., 6.950%	185,000	4,710,100

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       9

	Shares	Value
Utilities 31.1%		$241,822,995
Electric utilities 24.5%
Duke Energy Corp., 5.125% (Z)	180,000	4,734,000
Entergy Arkansas, Inc., 6.450%	650,000	16,770,000
Entergy Mississippi, Inc., 6.250%	667,000	16,975,150
Gulf Power Company, 5.600%	52,400	5,365,619
HECO Capital Trust III, 6.500%	181,000	4,787,450
Interstate Power & Light Company, 5.100%	1,340,000	36,287,200
NextEra Energy Capital Holdings, Inc., 5.125% (Z)	185,000	4,708,250
NextEra Energy Capital Holdings, Inc., 5.700% (Z)	320,000	8,291,200
NSTAR Electric Company, 4.250%	13,347	1,254,618
NSTAR Electric Company, 4.780%	100,000	9,975,000
PPL Capital Funding, Inc., 5.900% (Z)	1,450,320	38,680,034
SCE Trust I, 5.625%	265,000	6,781,350
SCE Trust II, 5.100%	1,208,500	30,514,625
The Southern Company, 6.250% (Z)	155,000	4,195,850
Union Electric Company, 3.700%	12,262	1,179,835
Multi-utilities 6.6%
Baltimore Gas & Electric Company, Series 1993, 6.700%	20,250	2,045,884
Baltimore Gas & Electric Company, Series 1995, 6.990%	134,000	13,818,080
BGE Capital Trust II, 6.200%	690,000	17,940,000
DTE Energy Company, 5.250%	235,000	6,088,850
DTE Energy Company, 6.500%	180,000	4,698,000
Integrys Holding, Inc. (6.000% to 8-1-23, then 3 month LIBOR + 3.220%)	255,000	6,732,000
Common stocks 47.9% (32.2% of Total investments)		$372,310,944
(Cost $263,266,052)
Energy 8.8%		68,070,317
Oil, gas and consumable fuels 8.8%
Chevron Corp.	67,000	6,846,060
Columbia Pipeline Group, Inc.	300,000	7,686,000
ConocoPhillips	90,000	4,301,100
Kinder Morgan, Inc.	262,000	4,653,120
Royal Dutch Shell PLC, ADR, Class A	244,500	12,931,605
Spectra Energy Corp. (L)(Z)	1,012,230	31,652,432
Telecommunication services 2.9%		22,877,400
Diversified telecommunication services 2.9%
AT&T, Inc. (L)(Z)	340,000	13,198,800
Verizon Communications, Inc. (L)(Z)	190,000	9,678,600
Utilities 36.2%		281,363,227
Electric utilities 15.9%
American Electric Power Company, Inc.	200,000	12,700,000
Avangrid, Inc. (I)(L)(Z)	381,500	15,298,150

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       10

			Shares	Value
Utilities (continued)
Electric utilities (continued)
	Duke Energy Corp. (L)(Z)		285,000	$22,452,300
	Eversource Energy		405,000	22,858,200
	FirstEnergy Corp. (L)(Z)		301,450	9,824,256
	OGE Energy Corp. (L)(Z)		430,000	12,723,700
	Pinnacle West Capital Corp.		50,000	3,632,500
	PPL Corp. (L)(Z)		240,000	9,033,600
	The Southern Company (L)(Z)		75,000	3,757,500
	Xcel Energy, Inc. (L)(Z)		280,000	11,208,400
Gas utilities 2.1%
	Atmos Energy Corp.		80,000	5,804,000
	ONE Gas, Inc.		42,500	2,484,975
	Questar Corp.		332,800	8,343,296
Multi-utilities 18.2%
	Alliant Energy Corp.		400,000	28,208,000
	Black Hills Corp.		220,000	13,329,800
	CenterPoint Energy, Inc. (L)(Z)		1,065,000	22,844,250
	Dominion Resources, Inc. (L)(Z)		240,000	17,152,800
	DTE Energy Company (L)(Z)		250,000	22,290,000
	National Grid PLC, ADR		235,000	16,922,350
	NiSource, Inc.		440,000	9,992,400
	Vectren Corp.		215,000	10,502,750
	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 0.2% (0.1% of Total investments)				$1,915,990
(Cost $1,915,990)
U.S. Government Agency 0.2%				1,762,990
Federal Home Loan Bank Discount Note	0.200	05-02-16	1,763,000	1,762,990
			Par value^	Value
Repurchase agreement 0.0%				153,000
Repurchase Agreement with State Street Corp. dated 4-29-16 at 0.030% to be repurchased at $153,000 on 5-2-16, collateralized by $160,000 U.S. Treasury Notes, 1.125% due 2-28-21 (valued at $158,600, including interest)			153,000	$153,000
Total investments (Cost $995,587,107)† 148.8%				$1,157,369,923
Other assets and liabilities, net (48.8%)				($379,765,855)
Total net assets 100.0%				$777,604,068

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       11

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
LIBOR	London Interbank Offered Rate
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 4-30-16, and is a component of the fund's leverage under the Liquidity Agreement. The value of securities on loan amounted to $181,470,658.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(Z)	All or a portion of this security is pledged as collateral pursuant to the Liquidity Agreement. Total collateral value at 4-30-16 was $579,151,727.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 4-30-16, the aggregate cost of investment securities for federal income tax purposes was $996,701,936. Net unrealized appreciation aggregated to $160,667,987, of which $171,217,518 related to appreciated investment securities and $10,549,531 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       12

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-16 (unaudited)

Assets
Investments, at value (Cost $995,587,107)	$1,157,369,923
Cash held at broker for futures contracts	1,075,000
Cash segregated at custodian for derivative contracts	540,000
Dividends and interest receivable	3,655,752
Other receivables and prepaid expenses	40,707
Total assets	1,162,681,382
Liabilities
Due to custodian	147,528
Liquidity agreement payable	383,700,000
Swap contracts, at value	597,632
Payable for futures variation margin	94,060
Interest payable	339,581
Payable to affiliates
Accounting and legal services fees	94,427
Trustees' fees	3,110
Other liabilities and accrued expenses	100,976
Total liabilities	385,077,314
Net assets	$777,604,068
Net assets consist of
Paid-in capital	$593,382,222
Undistributed net investment income	2,766,365
Accumulated net realized gain (loss) on investments, futures contracts and swap agreements	19,677,352
Net unrealized appreciation (depreciation) on investments, futures contracts, translation of assets and liabilities in foreign currencies and swap agreements	161,778,129
Net assets	$777,604,068

Net asset value per share
Based on 48,266,621 shares of beneficial interest outstanding — unlimited number of shares authorized with no par value	$16.11

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       13

STATEMENT OF OPERATIONS  For the six months ended 4-30-16 (unaudited)

Investment income
Dividends	$30,375,592
Interest	701
Less foreign taxes withheld	(60,489)
Total investment income	30,315,804
Expenses
Investment management fees	4,302,514
Administrative service fees	556,776
Transfer agent fees	68,677
Trustees' fees	23,737
Printing and postage	178,941
Professional fees	51,128
Custodian fees	45,101
Stock exchange listing fees	24,290
Interest expense	1,973,354
Other	16,064
Total expenses	7,240,582
Less expense reductions	(40,467)
Net expenses	7,200,115
Net investment income	23,115,689
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	22,349,573
Futures contracts	(1,493,749)
Swap contracts	(621,245)
20,234,579
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	27,853,182
Futures contracts	734,987
Swap contracts	594,945
29,183,114
Net realized and unrealized gain	49,417,693
Increase in net assets from operations	$72,533,382

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       14

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 4-30-16	Year ended 10-31-15
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$23,115,689	$47,729,043
Net realized gain	20,234,579	7,335,542
Change in net unrealized appreciation (depreciation)	29,183,114	(17,750,210)
Increase in net assets resulting from operations	72,533,382	37,314,375
Distributions to shareholders
From net investment income	(26,095,277)	(43,632,491)
From net realized gain	—	(9,786,885)
Total distributions	(26,095,277)	(53,419,376)
From fund share transactions
Repurchased	(1,402,564)	(16,344,551)
Total increase (decrease)	45,035,541	(32,449,552)
Net assets
Beginning of period	732,568,527	765,018,079
End of period	$777,604,068	$732,568,527
Undistributed net investment income	$2,766,365	$5,745,953
Share activity
Shares outstanding
Beginning of period	48,372,321	49,590,757
Shares repurchased	(105,700)	(1,218,436)
End of period	48,266,621	48,372,321

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       15

STATEMENT OF CASH FLOWS For the six months ended 4-30-16 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations	$72,533,382
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(76,309,123)
Long-term investments sold	71,839,439
Decrease in short-term investments	3,385,010
Decrease in cash held at broker for futures contracts	86,000
Decrease in cash segregated at custodian for derivative contracts	680,000
Decrease in receivable for investments sold	5,835,172
Increase in dividends and interest receivable	(148,121)
Decrease in unrealized appreciation/depreciation of swap contracts	(594,945)
Increase in other receivables and prepaid expenses	(24,386)
Increase in payable for futures variation margin	26,877
Increase in payable to affiliates	642
Decrease in other liabilities and accrued expenses	(15,795)
Increase in custodian overdraft	147,528
Increase in interest payable	43,895
Net change in unrealized (appreciation) depreciation on investments	(27,849,273)
Net realized gain on investments	(22,349,573)
Net cash provided by operating activities	$27,286,729
Cash flows from financing activities
Repurchase of common shares	($1,402,564)
Distributions to common shareholders net of reinvestments	(26,095,277)
Net cash used in financing activities	($27,497,841)
Net decrease in cash	($211,112)
Cash at beginning of period	$211,112
Cash at end of period	—
Supplemental disclosure of cash flow information:
Cash paid for interest	$1,929,459

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       16

Financial highlights

COMMON SHARES Period Ended	4-30-16[1]		10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$15.14		$15.43	$14.01	$14.56	$13.22	$12.16
Net investment income[2]	0.48		0.97	0.98	0.96	0.89	0.88
Net realized and unrealized gain (loss) on investments	1.03		(0.21)	1.74	(0.60)	1.36	1.09
Total from investment operations	1.51		0.76	2.72	0.36	2.25	1.97
Less distributions to common shareholders
From net investment income	(0.54)		(0.89)	(0.97)	(0.91)	(0.91)	(0.91)
From net realized gain	—		(0.20)	(0.34)	—	—	—
Total distributions	(0.54)		(1.09)	(1.31)	(0.91)	(0.91)	(0.91)
Anti-dilutive impact of repurchase plan	—	[3,4]	0.04 [3]	0.01 [3]	—	—	—
Net asset value, end of period	$16.11		$15.14	$15.43	$14.01	$14.56	$13.22
Per share market value, end of period	$15.45		$13.68	$13.67	$12.51	$14.32	$12.30
Total return at net asset value (%)[5,6]	10.49	[7]	6.18	22.07	2.94	17.61	17.23
Total return at market value (%)[6]	17.27	[7]	8.29	21.12	(6.54)	24.32	13.17
Ratios and supplemental data
Net assets applicable to common shares, end of period (in millions)	$778		$733	$765	$701	$728	$660
Ratios (as a percentage of average net assets):
Expenses before reductions	1.97	[9]	1.86	1.79	1.77	1.85	1.98	[8]
Expenses including reductions[10]	1.96	[9]	1.85	1.79	1.77	1.85	1.87	[8]
Net investment income	6.30	[9]	6.38	6.85	6.61	6.45	7.00
Portfolio turnover (%)	6		15	6	26	14	13
Senior securities
Total debt outstanding end of period (in millions)	$384		$384	$384	$384	$366	$329
Asset coverage per $1,000 of debt[11]	$3,027		$2,909	$2,994	$2,826	$2,990	$3,006

1	Six months ended 4-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	The repurchase plan was completed at a repurchase price of $13.27, $13.41 and $12.85 for 105,700, 1,218,436 and 417,696 shares, which equals $1,402,564, $16,344,551 and $5,368,124 in redemptions for the periods ended 4-30-16, 10-31-15 and 10-31-14.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Total return based on net asset value reflects changes in the fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares traded during the period.
7	Not annualized.
8	Includes non-recurring litigation fees which represent 0.02% of average net assets for the years ended 10-31-11. Insurance recovery expense reduction for the year ended 10-31-11 represents 0.11% of average net assets.
9	Annualized.
10	Expenses including reductions excluding interest expense were 1.43% (annualized), 1.41%, 1.44%, 1.41%, 1.40% and 1.37% for the periods ended 4-30-16, 10-31-15, 10-31-14, 10-31-13, 10-31-12 and 10-31-11, respectively.
11	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 8). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       17

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Premium Dividend Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Swaps are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of April 30, 2016, by major security category or type:

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       18

	Total value at 4-30-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Preferred securities
Consumer staples	$19,418,660	—	$19,418,660	—
Energy	23,565,983	$23,565,983	—	—
Financials	445,524,416	445,524,416	—	—
Industrials	3,551,850	3,551,850	—	—
Telecommunication services	49,259,085	47,612,835	1,646,250	—
Utilities	241,822,995	195,706,427	46,116,568	—
Common stocks	372,310,944	372,310,944	—	—
Short-term investments	1,915,990	—	1,915,990	—
Total investments in securities	$1,157,369,923	$1,088,272,455	$69,097,468	—
Other financial instruments:
Futures	$589,036	$589,036	—	—
Interest rate swaps	(597,632)	—	($597,632)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       19

assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Managed distribution plan. On September 25, 2014, the Board of Trustees approved a managed distribution plan (the Managed Distribution Plan). Under the Managed Distribution Plan, the fund makes monthly distributions of an amount equal to $0.09 per share, which will be paid monthly until further notice. On June 23, 2016, the Board of Trustees of the fund voted to increase the monthly distribution to an amount equal to $0.0975 per share. The increase to the distribution amount will be effective with the July monthly distribution that is scheduled to be paid on July 29, 2016.

Distributions under the Managed Distribution Plan may consist of net investment income, net realized long-term capital gains, net realized short-term capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund's net investment income and net capital gains are insufficient to meet the minimum distribution. In addition, the fund may also make additional distributions for the purpose of not incurring federal income and excise taxes.

The Board of Trustees may terminate or reduce the amount paid under the Managed Distribution Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund's shares.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends monthly under the Managed Distribution Plan described above.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. The final determination of tax characteristics of the fund's distribution will occur at the end of the fiscal year and will subsequently be reported to shareholders.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and derivative transactions.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund's Statement of assets and liabilities and represents the cash on hand at the fund's custodian and does not include any short-term investments, cash held at broker for future contracts or cash segregated at custodian for derivative contracts.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       20

Certain swaps are typically traded through the OTC market. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures are traded or cleared on an exchange. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the six months ended April 30, 2016, the fund used futures contracts to manage against anticipated interest rate changes. The fund held futures contracts with notional values ranging from $55.7 million to $111.9 million, as measured at each quarter end. The following table summarizes the contracts held at April 30, 2016:

Open contracts	Number of contracts	Position	Expiration date	Notional basis	Notional value	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	860	Short	Jun 2016	($112,442,786)	($111,853,750)	$589,036

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Swap agreements are privately negotiated in the OTC market

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       21

or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the six months ended April 30, 2016, the fund used interest rate swaps to manage against anticipated interest rates changes. The following table summarizes the interest rate swap contracts held as of April 30, 2016:

Counterparty	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Market value
Morgan Stanley Capital Services	$82,000,000	Fixed 1.4625%	3 Month LIBOR (a)	Aug 2016	($342,048)
Morgan Stanley Capital Services	82,000,000	Fixed 0.8750%	3 Month LIBOR (a)	Jul 2017	(255,584)
	$164,000,000				($597,632)

(a) At 4-30-16, 3-month LIBOR was 0.6366%

No interest rate swap positions were entered into or closed during the six months ended April 30, 2016.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at April 30, 2016 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivatives fair value
Interest rate	Swap contracts, at value	Interest rate swaps	—	($597,632)
Interest rate	Receivable/payable for futures	Futures†	$589,036	—
			$589,036	($597,632)

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2016:

Risk	Statement of operations location	Futures contracts	Swap contracts	Total
Interest rate	Net realized gain (loss)	($1,493,749)	($621,245)	($2,114,994)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2016:

Risk	Statement of operations location	Futures contracts	Swap contracts	Total
Interest rate	Change in unrealized appreciation (depreciation)	$734,987	$594,945	$1,329,932

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       22

Note 4 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to 0.50% of the fund's average daily managed assets (net assets plus borrowing under the Liquidity Agreement (the LA)) (see Note 8). In addition, the fund pays to the Advisor 5.00% of the fund's daily gross income, which amounted to $1,515,790 for the six months ended April 30, 2016. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended April 30, 2016, this waiver amounted to 0.01% of the fund's average daily managed assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $40,467 for the six months ended April 30, 2016.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended April 30, 2016 were equivalent to a net annual effective rate of 0.76% of the fund's average daily managed assets.

Administrative services. The fund has an administrative agreement with the Advisor under which the Advisor oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and other operational activities and maintains fund communications with shareholders. The fund pays the Advisor a monthly administration fee at an annual rate of 0.10% of the fund's average daily managed assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

On December 17, 2014, the Board of Trustees approved a share repurchase program. Under the share repurchase program, the fund may purchase in the open market, up to 10% of its outstanding common shares as of December 31, 2015. The current share purchase plan will remain in effect between January 1, 2016 to December 31, 2016.

During the six months ended April 30, 2016 and year ended October 31, 2015, the fund repurchased 0.22% and 2.44% of its common shares outstanding under the repurchase program, respectively. The weighted average discount per share on these repurchases amount to 9.75% and 10.33% for the six months ended April 30, 2016 and year ended October 31,

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       23

2015, respectively. Shares repurchased and corresponding dollar amounts are included on the Statements of changes in net assets. The anti-dilutive impacts of these share repurchases are included on the Financial highlights.

Note 7 — Leverage risk

The fund utilizes the LA to increase its assets available for investment. When the fund leverages its assets, common shareholders bear the fees associated with the LA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor's fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund's assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

•	the likelihood of greater volatility of NAV and market price of common shares;
•	fluctuations in the interest rate paid for the use of the LA;
•	increased operating costs, which may reduce the fund's total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund's obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund's return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the fund's use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the LA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund's ability to generate income from the use of leverage would be adversely affected.

Note 8 — Liquidity agreement

Effective December 2, 2015, the fund has entered into the LA with State Street Bank & Trust Company (SSB) that allows it to borrow up to $383.7 million (maximum facility amount) and includes a securities lending provision. The amounts outstanding at April 30, 2016 are shown in the Statement of assets and liabilities as Liquidity agreement payable.

The fund pledges its assets as collateral to secure obligations under the LA. The fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the LA and may make these assets available for securities lending transactions. Under the terms of the LA, the fund may enter into securities lending transactions initiated by SSB, acting as the fund's authorized securities lending agent. All securities lent through SSB are required to be secured with cash collateral received from the securities lending counterparty in amounts at least equal to 100% of the initial market value of the securities lent. Cash collateral received by SSB, in its role as securities lending agent for the fund is credited against the amounts drawn under the LA. Any amounts credited against the LA are considered leverage and would be subject to various limitations in the LA and/or the 1940 Act. Upon return of loaned securities, SSB will return collateral to the securities lending counterparty and will cause amounts drawn under the LA to increase by the amount of collateral returned. Amounts paid by securities lending counterparties for loaned securities are retained by SSB.

In the event of a securities lending counterparty default, SSB indemnifies the fund for certain losses that may arise in connection with the default. SSB uses the collateral received from the securities lending counterparty to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of the replacement securities, SSB is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of the collateral. Although the risk of the loss of the securities lent is mitigated by receiving collateral from the securities lending counterparty and through SSB indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the securities lending counterparty fails to return the securities on a timely basis.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       24

Interest charged is at the rate of one-month LIBOR (London Interbank Offered Rate) plus 0.625%, and is payable monthly on the collective balance of the drawdowns outstanding and the securities lending activities of the fund. As of April 30, 2016, the fund had a collective balance of $383,700,000 at an interest rate of 1.06%, which is reflected in the LA payable on the Statement of assets and liabilities. During the period from December 2, 2015 to April 30, 2016, the average balance of the LA and the effective average interest rate were $382,269,536 and 1.06%, respectively.

After the six month anniversary of the effective date of the agreement, the fund may terminate the LA with 60 days' notice. If certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the LA could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days' notice prior to terminating the LA.

Prior to December 2, 2015, the fund had entered into a credit facility agreement (CFA) with Credit Suisse Securities (USA) LLC (CSSU), that allowed the fund's borrowing not to exceed 33 1/3% of the fund's managed assets and to invest the borrowings in accordance with its investment practices. Interest was charged at the rate of one-month LIBOR plus 0.70% and was paid monthly. During the period from November 1, 2015 to December 2, 2015, the average balance of the CFA and the effective average interest rate were $381,958,065 and 0.92%, respectively. The combined interest accrued by the fund for both the LA and the CFA, for the six months ended April 30, 2016, is reflected in the Interest expense on the Statement of operations. The blended effective average interest rate for the six months ended April 30, 2016 was 1.04%.

Note 9 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $76,309,123 and $71,839,439, respectively, for the six months ended April 30, 2016.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       25

ADDITIONAL INFORMATION

Unaudited

Investment objective and policy

The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on December 15, 1989, and are publicly traded on the New York Stock Exchange (the NYSE). The fund's investment objective is to provide high current income, consistent with modest growth of capital. The fund will pursue its objective by investing in a diversified portfolio comprised primarily of dividend paying preferred securities and common equity securities. The fund utilizes a credit facility agreement to increase its assets available for investments.

Under normal circumstances, the fund will invest at least 80% of its assets in dividend paying securities. The fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

Effective December 2, 2015, the Board of Trustees approved changes to the fund's investment policy regarding securities lending, replacing it with the following: "The fund may seek to obtain additional income or portfolio leverage by making secured loans of its portfolio securities with a value of up to 33 1/3% of its total assets. In such transactions, the borrower pays to the fund an amount equal to any dividends or interest received on loaned securities. The fund retains all or a portion of the dividends, interest, capital gains, and/or other distributions received on investment of cash collateral in short-term obligations of the U.S. government, cash equivalents (including shares of a fund managed by the fund's investment adviser or an affiliate thereof), or other investments consistent with the fund's investment objective, policies, and restrictions, or receives a fee from the borrower. As a result of investing such cash collateral in such investments, the fund will receive the benefit of any gains and bear any losses generated by such investments. All securities loans will be made pursuant to agreements requiring that the loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the market value of the loaned securities. The fund may pay reasonable finders', administrative and custodial fees in connection with loans of its portfolio securities. Although voting rights or rights to consent accompanying loaned securities pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the fund with respect to matters materially affecting the fund's investment. The fund may also call a loan in order to sell the securities involved. Lending portfolio securities involves risks of delay in recovery of the loaned securities or, in some cases, loss of rights in the collateral should the borrower commence an action relating to bankruptcy, insolvency or reorganization. Accordingly, loans of portfolio securities will be made only to borrowers considered by the Adviser to be creditworthy under guidelines adopted by the Board of Trustees. Investing cash collateral received in connection with securities lending transactions in any investment that is consistent with the fund's investment objective, policies, and limitations may subject the fund to risk of loss greater than the risk of loss associated with investing collateral solely in short-term U.S. government obligations or cash equivalents."

The use of securities lending collateral to obtain leverage in the fund's investment portfolio may subject the fund to greater risk of loss than would reinvestment of collateral in short-term, highly-rated investments. Risks associated with the fund's use of leverage are discussed under Note 7 to the financial statements.

Declaration of Trust

Effective January 22, 2016, the Board of Trustees of the fund amended and restated in its entirety the Agreement and Declaration of Trust of the fund (the "Declaration of Trust"). The amendments to the Declaration of Trust include, among other changes, provisions that: (i) clarify certain duties, responsibilities, and powers of the Trustees; (ii) clarify that, other than as provided under federal securities laws, the shareholders may only bring actions involving the Trust derivatively; (iii) provide that any action brought by a shareholder related to the Trust will be brought in Massachusetts state or federal court, and that, if a claim is brought in a different jurisdiction and subsequently changed to a Massachusetts venue, the shareholder will be required to reimburse the Trust for expenses related to changing venue; and (iv) clarify that shareholders are not intended to be third-party beneficiaries of fund contracts. The foregoing description of the Declaration of Trust is qualified in its entirety by the full text of the Declaration of Trust, effective as of January 22, 2016, which is available by writing to the Secretary of the fund at 601 Congress Street, 11th Floor, Boston, Massachusetts 02210.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       26

By-laws

Effective March 10, 2016, the Board of Trustees of the fund amended the By-Laws of the fund to provide that Trustees' mandatory retirement age shall be determined from time to time by a resolution of the majority of the Trustees.

Dividends and distributions

During the six months ended April 30, 2016, distributions from net investment income totaling $0.5400 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment Date	Income Distributions
November 30, 2015	$0.0900
December 17, 2015	0.0900
January 29, 2016	0.0900
February 29, 2016	0.0900
March 31, 2016	0.0900
April 29, 2016	0.0900
Total	$0.5400

Shareholder meeting

The fund held its Annual Meeting of Shareholders on February 3, 2016. The following proposal was considered by the shareholders:

Proposal: To elect (1) Trustee (James R. Boyle) to serve for a 1-year term ending at the 2017 Annual Meeting of Shareholders and to elect four (4) Trustees (Craig Bromley, Deborah C. Jackson, James M. Oates, and Steven R. Pruchansky) to serve for a three-year term ending at the 2019 Annual Meeting of Shareholders. Each Trustee was elected to continue to serve as Trustee by the fund's shareholders and the votes cast with respect to each Trustee are set forth below:

	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
Deborah C. Jackson	40,217,425.652	982,420.899
James M. Oates	40,185,396.011	1,014,450.540
Steven R. Pruchansky	40,172,638.305	1,027,208.246
Non-Independent Trustee
James R. Boyle	40,171,454.011	1,028,392.540
Craig Bromley	40,213,492.011	986,354.540

Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are: Charles L. Bardelis, Peter S. Burgess, William H. Cunningham, Grace K. Fey, Theron S. Hoffman, Hassell H. McClellan, Gregory A. Russo, and Warren A. Thomson.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       27

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Stock symbol

Listed New York Stock Exchange: PDT

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 30170 College Station, TX 77842-3170

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       28

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

ESG All Cap Core

ESG Large Cap Core

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Advisers, LLC 601 Congress Street ■ Boston, MA 02210-2805 800-852-0218 ■ jhinvestments.com
MF292065	P2SA 4/16 6/16

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Not applicable.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)	Not applicable.
(b)	(b)

Period	Total number of shares purchased	Average price per share	Total number of shares purchased as part of publicly announced plans*	Maximum number of shares that may yet be purchased under the plans
Nov-15	-	-	-	3,935,524
Dec-15	-	-	-	3,935,524
Jan-16	75,000	$13.132	75,000	4,762,232*
Feb-16	30,700	13.554	105,700	4,731,532
Mar-16	-	-	-	4,731,532
Apr-16	-	-	-	4,731,532
Total	105,700	$13.254

* In December 2014, the Board of Trustees approved a share repurchase plan. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2015. The current share repurchase plan will remain in effect between January 1, 2016 and December 31, 2016.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 11. CONTROLS AND PROCEDURES.

(a)       Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)       There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

(c)(2) Contact person at the registrant.

(c)(3) Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Premium Dividend Fund

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	June 17, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	June 17, 2016

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	June 17, 2016